Exhibit 10.2(a)
                                                                 ---------------


                     PURCHASE NOTE AND SECURITY AGREEMENT

         THIS PURCHASE NOTE AND SECURITY AGREEMENT ("Agreement") is entered into as of the 2nd day of December, 1985 by and between ZOND CONSTRUCTION CORPORATION IV, a California corporation ("ZCC IV"), and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C, a California limited partnership (the "Debtor"), the general partner of which is Zond Windsystems Management Corporation V, a California corporation (the "General Partner").

                                R E C I T A L S

         A. ZCC IV and the Debtor have previously entered into a Windsystem Construction Agreement dated as of November 4, 1985 (the "Windsystem Construction Agreement"), pursuant to which ZCC IV has agreed to sell to the Debtor, and the Debtor has agreed to purchase from ZCC IV, certain property more specifically described in paragraphs (a), (b) and (c) of Section 2.2 below (collectively the "Windsystem"), including up to 200 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for said wind turbine generators and a 20 MW power substation. The Windsystem will be located and operated on certain real property located in Alameda County, California and more specifically described on the attached Exhibit A (the "Operating Site").

         B. A portion of the purchase price of the Windsystem will be evidenced by one or more promissory notes (individually a "Purchase Note" and collectively the "Purchase Notes"). Certain requirements as to the content of and security for the Purchase Notes are set forth in Section 5.2.1 of the Windsystem Construction Agreement. In accordance with such requirements, ZCC IV and the Debtor desire to enter into this Agreement to provide, among other things, for the making and securing of the Purchase Notes.

         C. ZCC IV expects to obtain permanent financing (the "Term Loan") from one or more lenders (collectively the "Lender") in relation to the sale of the Windsystem to the Debtor. In connection with the Term Loan, ZCC IV will issue a promissory note (the "Term Loan Note") secured in part by the Purchase Notes and a collateral assignment of all of ZCC IV's right, title and interest under this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth below, ZCC IV and the Debtor agree as follows:

         1. Purchase Notes.
            --------------

            1.1 Form and Content. The Purchase Notes shall, as to form and
                ----------------
content, conform to the attached Exhibit B, with the blank spaces provided to
                                 ---------
be filled in appropriately.

            1.2 Secured Obligations. The Purchase Notes shall be secured as
                -------------------
more specifically provided in Section 2 and shall be additionally secured by a Deed of Trust and Assignment of Rents (the "Deed of Trust") in the form of the attached Exhibit C, with the blank spaces provided to be filled in
         ---------
appropriately.

            1.3 Non-Recourse. The Purchase Notes and any and all obligations
                ------------
of the Debtor under this Agreement and the Deed of Trust shall be without recourse to the Debtor, and in the event of any failure by the Debtor to pay any amount when due or payable (at the stated time of maturity or upon acceleration or otherwise) under any or all of the Purchase Notes, this Agreement and/or the Deed of Trust or in the event of the occurrence of an Event of Default (this and all subsequent references to an Event of Default shall mean an Event of Default as defined in Section 9.1), ZCC IV's sole recourse shall be to the collateral described in Section 2 and/or in the Deed of Trust and the Debtor shall in no event be personally liable under the Purchase Notes, this Agreement or the Deed of Trust.

            1.4 Unconditional Obligations. All payments to be made under the
                -------------------------
Purchase Notes shall be unconditional, and shall not be subject to offset, defense or counterclaim for so long as the Purchase Notes remain outstanding.

         2. Security Interests.
            ------------------

            2.1 Grant of Security Interest. The Debtor hereby grants to ZCC
                --------------------------
IV, and ZCC IV shall have, to secure the Purchase Notes and any and all payment obligations of the Debtor under this Agreement and the Deed of Trust, a security interest in the following, to the extent a security interest may be created in any or all of the following under Division 9 of the California Commercial Code:

                (a) The Windsystem Collateral (as defined in Section 2.2);

                (b) The Intangible Collateral (as defined in Section 2.3);

                (c) any and all bank accounts from time to time maintained by the Debtor;

                (d) all other personal property, excluding the Indemnification Rights (as defined in Section 2.3), but including without limitation all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments and documents, and fixtures, whether presently or hereafter owned by the Debtor, and wherever located; and

                (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

            2.2 Windsystem Collateral. "Windsystem Collateral" shall mean:
                ---------------------

                (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC IV to the Debtor under the Windsystem Construction Agreement (the "Turbines");

                (b) all concrete pads located at the Operating Site, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC IV to the Debtor under the Windsystem Construction Agreement (the "Related Turbine Equipment");

                (c) the 20 MW power substation located at the Operating Site, and all parts and components thereof, sold by ZCC IV to the Debtor under the Windsystem Construction Agreement (the "Power Substation"); and

                (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Related Turbine Equipment, the Power Substation and any other property of the Debtor.

            2.3 Intangible Collateral. "Intangible Collateral" shall mean the
                ---------------------
following (other than any rights of the Debtor set forth in the below-described agreements to be defended, indemnified or held harmless or to receive any payments made or to be made pursuant to any obligation to such effect, all of the foregoing being collectively the "Indemnification Rights"):

                (a) the Standard Offer #4: Long-Term Energy and Capacity Power Purchase Agreement (the "Power Agreement"), dated January 17, 1985, originally between Wind Developers, Inc. and Pacific Gas and Electric Company, a California public utility, as assigned by Zond Systems, Inc., a California corporation ("Zond"), to the Debtor pursuant to the Assignment of Power

Purchase Agreement (the "Power Assignment") dated as of November 4, 1985 between Zond and the Debtor, together with the Power Assignment;

                (b) the Windsystem Management Agreement (the "Management Agreement") dated as of November 4, 1985 between the Debtor and Zond;

                (c) the Windsystem Construction Agreement;

                (d) the Wind Power Generating Facility Warranty Agreement (the "Warranty Agreement") made by Vestas Energy A/S, a Danish corporation, in favor of one or more purchasers to be subsequently designated, as referred to in the Windsystem Construction Agreement;

                (e) the Assignment (the "Warranty Assignment") dated as of November 4, 1985 between ZCC IV and the Debtor, by which ZCC IV assigned to the Debtor certain representations and warranties of Zond contained in the Construction Agreement dated as of November 4, 1985 between Zond and ZCC IV;

                (f) the 1985 Tower Warranty executed by Vestas North America Limited, a California corporation, in favor of the Debtor;

                (g) the Wind Park Easement Agreement (the "Easement Agreement") dated as of November 4, 1985 between the Debtor and Zond;

                (h) any and all payments or monies (other than payments or monies received pursuant to any Indemnification Rights) received or to be received under any of the foregoing, including without limitation any and all proceeds from the sale of electricity under the Power Agreement as assigned to the Debtor by the Power Assignment;

                (i) any additional agreements to which the Debtor is a party, or warranties assigned or running to the Debtor, and which relate to the ownership and operation of the Windsystem; and

                (j) any replacements, substitutions, modifications, amendments or proceeds of any of the foregoing.

            2.4 No Assumption. The grant of the security interests provided
                -------------
for in Section 2.1 and the exercise by ZCC IV of any of its rights and remedies under this Agreement, the Deed of Trust or otherwise do not and shall not constitute, and shall not be construed to constitute, an assumption by or transfer to ZCC IV of any obligations of the Debtor, or any other party, under any of the agreements included in the Intangible

Collateral, or any other agreements to which the Debtor is a party, all of which shall continue to be obligations of the Debtor and such other parties, respectively.

            2.5 No Merger. Neither the Debtor's grant of a security interest
                ---------
to ZCC IV under Section 2.1 or the Deed of Trust in any agreement to which ZCC IV is also a party, including without limitation the Windsystem Construction Agreement and the Warranty Assignment, nor the exercise by any assignee or successor of the Debtor with respect to any rights under this Agreement, the Deed of Trust or otherwise relating to any such security interest, shall constitute a merger of the interests in such agreement or otherwise result in any extinguishment or termination of any such agreement.

         3. Representations and Warranties.
            ------------------------------

         In order to induce ZCC IV to enter into this Agreement and to accept the Purchase Notes in partial payment of the purchase price of the Windsystem, the Debtor represents and warrants to ZCC IV that:

            3.1 Organization and Powers. The Debtor is a limited partnership
                -----------------------
duly organized and validly existing under the laws of the State of California, has full power to own its properties and to conduct its business as now being conducted and has qualified to do business in each jurisdiction in which the character of its business or its ownership of property so requires. The Debtor has and will have full power, authority and legal right to execute, deliver and perform its obligations under the Purchase Notes, this Agreement and the Deed of Trust and to grant the security interests granted under this Agreement and the Deed of Trust.

            3.2 Authorization; Absence of Conflicts; Approvals. The execution,
                ----------------------------------------------
delivery and performance by the Debtor of the Purchase Notes, this Agreement and the Deed of Trust (a) have been duly authorized by all requisite action of the Debtor and the General Partner, (b) will not (i) violate the Debtor's partnership agreement or any provision of any law or any governmental or agency rule or regulation applicable to it, (ii) violate or constitute a default under any indenture, agreement, license or other instrument to which the Debtor or the General Partner is a party or by which the Debtor or the General Partner or any of their respective properties may be bound, (iii) violate any order of any court, tribunal or governmental agency binding upon the Debtor or the General Partner or their respective properties, or (iv) result in the creation of any lien of any nature whatsoever upon any properties or assets of the Debtor or the General Partner, except as contemplated or permitted hereby, and (c) do not require any license, consent or approval of any governmental agency or regulatory authority which has not been obtained.

            3.3 Binding Obligations. This Agreement constitutes, and upon
                -------------------
execution and delivery by the Debtor the Purchase Notes and the Deed of Trust will constitute, legal, valid, and binding obligations of the Debtor enforceable against the Debtor in accordance with their respective terms.

            3.4 Litigation. There are no actions, suits, proceedings
                ----------
(including proceedings by or before any arbitrator or administrative agency) pending or, to the knowledge of the Debtor, threatened against the Debtor or the General Partner which, if adversely determined, would have a material adverse affect on the financial condition or business of the Debtor.

            3.5 Conflicting Agreements. Neither the Debtor nor the General
                ----------------------
Partner is a party to any agreement or instrument that adversely affects the operation or nature of the Debtor's business, property or assets or its ability to perform its obligations under the Purchase Notes, this Agreement or the Deed of Trust. Neither the Debtor nor the General Partner is in default under any agreement for borrowed money or under any other material agreement in any manner which would materially adversely affect Debtor's ability to perform its obligations under the Purchase Notes, this Agreement or the Deed of Trust.

            3.6 Public Utility Regulation. Neither the execution or delivery
                -------------------------
of the Purchase Notes, this Agreement and/or the Deed of Trust, nor the due performance by any of the parties thereto of their respective obligations thereunder, nor the proper exercise of any of their rights thereunder, will, solely as a result thereof, cause ZCC IV to become subject to regulation as a public utility under the Federal Power Act, as amended, or to be an "electric utility company" or a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended. No orders, approvals or filings are necessary to prevent classification under Federal law of ZCC IV as a public utility, electric utility company or holding company.

            3.7 Security Interests. The security interests granted under this
                ------------------
Agreement will, upon attachment and proper filing of appropriate UCC financing statements with the Office of the California Secretary of State in Sacramento, California, appropriate UCC fixture filings in the Office of the County Recorder of Alameda County, California and appropriate UCC transmitting utility filings with the Office of the California Secretary of State, Sacramento, California and proper giving of appropriate notices to the organizations with which the Debtor's bank accounts are at any time maintained and the issuers of any insurance policies maintained by or for the benefit of the Debtor (such filings and notices being a condition to ZCC IV's taking of any Purchase Note as more specifically provided in Section 4.2), (i) be perfected under the California Commercial Code (the "UCC"), (ii) be entitled to all of the rights, benefits and priorities provided by the UCC, as applicable, and (iii) be first in priority and superior to all other security interests and liens of third parties arising under the UCC, whether presently existing or hereafter arising, in the same collateral.

         4. Conditions Precedent.
            --------------------

         The obligation of ZCC IV to take a Purchase Note as partial payment under the Windsystem Construction Agreement (each date on which the Debtor delivers a Purchase Note to ZCC IV being a "Closing") is in each instance subject at the time of delivery of any such Purchase Note, to the satisfaction of the following conditions:

            4.1 Agreements in Full Force and Effect. Prior to the issuance of
                -----------------------------------
the initial Purchase Note, the Debtor shall have executed the Deed of Trust and recorded same in the office of the county recorder of Alameda County, California, and the Deed of Trust and this Agreement shall be in full force and affect.

            4.2 Filings and Recordings. Prior to the issuance of the initial
                ----------------------
Purchase Note, all filings, recordings, notices and actions as may be required by law to establish, perfect, preserve and protect ZCC IV's rights in and to the collateral covered by this Agreement and the Deed of Trust shall have been made, given or taken, it being understood that any filing or recording fees incurred in connection therewith shall be for the account of ZCC IV.

            4.3 Purchase Note. The Purchase Note delivered to ZCC IV shall be
                -------------
signed by the Debtor and shall conform to the attached Exhibit B, with the
                                                       ---------
blank spaces filled in appropriately.

            4.4 No Default. At the time of each Closing there shall exist no
                ----------
Event of Default described in Section 9.1(a) with respect to any Purchase Note previously delivered by the Debtor to ZCC IV.

            4.5 Representations and Warranties. At the time of each Closing,
                ------------------------------
and immediately after giving effect thereto, all representations and warranties contained herein, in the Deed of Trust or otherwise made in writing by the Debtor in connection herewith and therewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such time.

            4.6 Representative's Certificate. At the time of each Closing,
                ----------------------------
there shall have been delivered to ZCC IV a certificate, dated as of the date of such Closing, signed by an authorized representative of the General Partner to the effect set forth in Sections 4.4 and 4.5.

            4.7 Cash Reserve. At the time of each Closing, the Debtor shall
                ------------
have funded the Cash Reserve (as defined in Section 5.1) in the amount of $7,500 per Turbine purchased at such Closing.

            4.8 ZCC III as Designated Purchaser. At the time of each Closing,
                -------------------------------
Vestas North America Limited shall have provided to ZCC IV a writing in which it designates ZCC IV and its successors and assigns as a "Designated Purchaser" under the Warranty Agreement with respect to the Turbines involved in such Closing, which designation is made effective as of the date on which ZCC IV takes possession of such Turbines upon the occurrence and continuance of an Event of Default.

            4.9 Title Insurance. Prior to the issuance of the initial Purchase
                ---------------
Note, the Debtor shall have caused to be issued to ZCC IV a lender's policy of title insurance issued by Ticor Title Insurance Company of California ("Ticor") insuring that the Debtor is the owner of the grantee's rights under the Easement Agreement, and that ZCC IV has a lien thereon under the Deed of Trust subject to such exceptions as ZCC IV may approve, which policy of title insurance shall be on Ticor's standard form and be for an amount not to exceed $5,000,000.

         5. Cash Reserve
            ------------

            5.1 Cash Reserve Account. The Debtor shall establish a cash
                --------------------
reserve depositary trust account and maintain in such account a cash reserve (the "Cash Reserve") for use in accordance with Section 5.3.

            5.2 Minimum Reserve Level. The "Minimum Reserve Level" of the Cash
                ---------------------
Reserve at any particular time shall mean an amount equal to (a) the number of Turbines then owned by the Debtor, which number shall include any Turbines which have been damaged or destroyed by an Insured Property Loss (as defined in Section 6.5) and as to which the Debtor, pursuant to the applicable provisions of Section 6.5 and within the 60 day period provided therein, has either elected or may elect to make replacement or repair, multiplied by (b) $7,500. In the event the Debtor makes any payments from the Cash Reserve as permitted under Section 5.3, replenishment of the Cash Reserve to the Minimum Reserve Level shall not be required; provided, however, that at any time the amount of the Cash Reserve is less than the Minimum Reserve Level, the Debtor shall be subject to the distribution restrictions set forth in Section 7.8.

            5.3 Permitted Disbursement. The Debtor shall make payments from
                ----------------------
the Cash Reserve solely for the following purposes (but not necessarily in the following order): (a) making payments under the Purchase Notes, this Agreement and the Deed of Trust; (b) performing necessary repair and maintenance on the

Windsystem; (c) paying real property taxes and assessments; and (d) paying insurance premiums on the insurance policies required by Section 6.

         6. Insurance.
            ---------

            6.1 Existing Policies. The Debtor presently maintains or is a
                -----------------
named insured under the insurance policies (individually an "Existing Policy," and collectively the "Existing Policies") described on the attached Exhibit D.
                                                                    ---------

            6.2 Obligation to Maintain Insurance. The Debtor shall maintain or
                --------------------------------
remain as a named insured under the Existing Policies or under such other insurance policies (collectively with the Existing Policies, the "Insurance Policies") as are substantially similar to the Existing Policies in all respects, including without limitation insured risks, coverage amounts, excluded risks and deductible amounts, and as are issued by insurance companies reasonably acceptable to ZCC IV; provided, however, that the Debtor shall not be obligated to renew any windsystem performance policies, or renewals thereof, included in the Insurance Policies which expire at any time after the elapse of five years from the date of this Agreement if at the time of such expiration the following conditions are satisfied: (a) no Event of Default has occurred and is then continuing, and (b) the amount of the Cash Reserve is equal to or greater than the Minimum Reserve Level. ZCC IV shall be a named insured under each of the Insurance Policies, and the Insurance Policies shall not be cancelable for nonpayment of premiums other than as provided therein. Upon demand by ZCC IV at any time, the Debtor shall furnish proof of compliance with the requirements of this Section 6.

            6.3 Insurance Certificate. Within 90 days after the close of each
                ---------------------
fiscal year of the Debtor, the Debtor shall furnish to ZCC IV a letter from Marsh & McClennan (or such other insurance broker of nationally recognized standing as the Debtor may retain from time to time) describing the insurance coverage as then in effect under the Insurance Policies and certifying that such coverage is in compliance with the requirements of Section 6.2.

            6.4 Notices and Claims. The Debtor shall promptly further to ZCC
                ------------------
IV copies of any notice relating to any of the Insurance Policies and received by the Debtor from any of the issuers of any of the Insurance Policies. The Debtor shall promptly file all necessary claims under the Insurance Policies after consultation with ZCC IV and in accordance with all of the applicable terms and conditions of such Insurance Policies. The Debtor and ZCC IV agree to cooperate to the extent reasonably necessary in the preparation and verification of such claims.

            6.5 Use of Insurance Proceeds. All insurance proceeds in excess of
                -------------------------
$50,000 per loss occurrence paid to the Debtor in respect of a loss claimed or for which a claim can be made under any property damage policy or policies or the property loss (whether or not by casualty) coverage provisions of any windsystem performance policy or policies maintained by or for the benefit of Debtor (an "Insured Property Loss") shall be used by the Debtor in accordance with the following:

                (a) Upon the occurrence of an Insured Property Loss in respect of which insurance proceeds are received by the Debtor in excess of $50,000, the Debtor may elect to replace or repair any property with respect to which such proceeds were paid by so notifying ZCC IV within 60 days after receipt of such payment, and upon making such election shall have 320 days to complete the replacement or repair of such property.

                (b) If the Debtor does not elect to replace or repair all or any Turbines included in such property within such 60 day period, the Debtor, as a mandatory prepayment, shall prepay the Purchase Notes in an amount which bears the same proportion to the then outstanding principal balance of the Purchase Notes plus accrued interest thereon as the rated capacity of all Turbines damaged by such Insured Property Loss and which the Debtor does not so elect to repair or replace, bears to the total rated capacity of all Turbines (including such damaged Turbines) then owned by the Debtor. The amount of any such prepayment shall be allocated among the Purchase Notes in proportion to their respective unpaid balances of principal and accrued interest. Any such prepayment shall be applied pro rata or as otherwise required by applicable tax law or regulation to each outstanding installment so as to maintain the level payment character of the Purchase Notes.

                (c) In the event that the Debtor makes an election to replace or repair as provided for in paragraph (b) of this Section 6.5, such proceeds shall be applied to the costs of replacement or repair as such costs are incurred by the Debtor, with the remaining balance, if any, applied to prepay the Purchase Notes.

         7. Certain Covenants.
            -----------------

         The Debtor covenants and agrees with ZCC IV as follows:

            7.1 Type of Business. The Debtor shall not enter into any business
                ----------------
other than as contemplated by the Debtor's Confidential Private Placement Memorandum dated November 4, 1985 (the "Offering Memorandum").

            7.2 Preservation of Existence. The Debtor shall not liquidate,
                -------------------------
wind up or dissolve its affairs, and shall maintain and preserve its existence and its right to carry on its business as contemplated by the Offering Memorandum and duly procure all necessary renewals and extensions thereof, and use reasonable efforts to maintain, preserve and renew all necessary rights, powers, privileges and franchises, including without limitation the rights granted to the Debtor under the Intangible Collateral.

            7.3 Sale of Assets, Etc. The Debtor shall not convey, sell, lease
                -------------------
or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any portion of the Windsystem (other than any property included in the Windsystem which sustains major damage and which the Debtor does not choose to repair or replace) or all or substantially all its property or assets, or any part of such property or assets essential to the conduct of its business as contemplated by the Offering Memorandum.

            7.4 Compliance with Laws, Agreements, Etc. The Debtor shall comply
                -------------------------------------
with all applicable laws, statutes and regulations in respect of the conduct of its business. Without limiting the generality of the foregoing, the Debtor shall cause the Windsystem to be operated in compliance with (a) all applicable laws, ordinances, rules and regulations of Federal, state, county or municipal governments or agencies now in force or that may be enacted hereafter (including, without limitation, environmental and land use legislation), (b) all applicable requirements of the Intangible Collateral and the Insurance Policies and (c) the operations and maintenance manuals supplied by Vestas Energy A/S, a Danish corporation.

            7.5 Investments. The Debtor shall not invest in (by capital
                -----------
contribution or otherwise), suffer to exist any investment in, or acquire or purchase or make any commitment to purchase the obligations or capital stock of, or other indicia of equity rights in, any individual, firm, corporation, association, trust or other enterprise or any governmental or political subdivision or agency, department or instrumentality thereof (collectively, a "Person"), except (a) the purchase of direct or indirect obligations of the Government of the United States of America with remaining terms of less than one year, (b) certificates of deposit maturing no more than one year from the date of issue and issued by banks organized under the laws of the United States or any State thereof having a capital surplus and undivided profits of not less than $100,000,000 and the senior debt of which is rated at least "A1" by Standard and Poor's Corporation or Moody's Investor Services, Inc. and (c) commercial paper of domestic corporations having the highest rating of both Standard & Poor's Corporation and Moody's Investor Services, Inc. Notwithstanding the foregoing, the provisions of this Section 7.5 shall not apply with respect to any funds of the Debtor deposited in the Partnership Trust Account (as defined and referred to in the Depository Trust Agreement between Manufacturers Hanover Trust Company and the Debtor [the "Depository Trust Agreement"] pursuant to the Depository Trust Agreement.

            7.6 Bank Accounts  The Debtor shall maintain all of its trust and
                -------------
depositary accounts with banks whose certificates of deposit would be permitted investments of the Debtor under Section 7.5.

            7.7 Guarantees and Other Liabilities. The Debtor shall not
                --------------------------------
purchase or repurchase (or agree, contingently or otherwise, so to do) the indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, except

                (a) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

                (b) as permitted under Section 7.5;

                (c) trade obligations incurred in the ordinary course of business and in an aggregate amount outstanding at any one time not to exceed $750,000; and

                (d) advances from the General Partner or any affiliate of Zond (other than by ZCC IV pursuant to Section 13), provided that such advances are specifically acknowledged to be subordinate in right of payment to the Purchase Notes.

            7.8 Distributions. The Debtor shall not make any distributions
                -------------
(whether of earnings or of capital and whether in the form of cash or of property) to any of its partners when (a) an Event of Default has occurred and is continuing or will occur upon giving effect to such distribution, (b) the Cash Reserve balance is less than the Minimum Reserve Level or (c) the Debtor has not reimbursed ZCC IV for amounts outstanding and reimbursable by the Debtor under Section 13. Distributions (if any) to partners of the Debtor shall be made annually within 90 days after the anniversary date of the issuance of the first Purchase Note.

            7.9 ERISA. The Debtor shall not establish, maintain or contribute
                -----
to any plan to which Title IV of ERISA applies.

            7.10 Limitation on Actions Affecting Public Utility Regulation.
                 ---------------------------------------------------------
The Debtor shall not take or omit to take any action in respect of its business if, solely as a consequence of such action or omission, ZCC IV becomes subject to regulation under, or is considered to be an "electric utility company" or a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended, or any laws or regulations of the State of California regarding public utilities.

            7.11 Reports, Notices and Certificates. The Debtor shall furnish
                 ---------------------------------
to ZCC IV:

                (a) promptly after the filing thereof, and in any event within 90 days after the end of the applicable quarter with respect to quarterly reports and within 120 days after the end of the applicable year period with respect to annual reports, a copy of any report filed by the Debtor with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended;

                (b) within 120 days after the end of each fiscal year of the Debtor, copies of the Debtor's financial statements for and as at the close of such fiscal year, audited by the Debtor's independent certified public accountants (who shall be an accounting firm of nationally recognized standing selected by the Debtor and reasonably satisfactory to ZCC IV), a copy of the auditors report with respect to such financial statements and a certificate of such auditors certifying that in making such audit they have obtained no knowledge of the existence of any Event of Default or, if in the opinion of such accountants any such Event of Default exists, specifying the nature and status thereof;

                (c) concurrently with the materials to be furnished under paragraph (b) above, a certificate signed by the Chief Financial Officer of the General Partner to the effect that after due inquiry he has no knowledge of the occurrence and continuance of an Event of Default, or a description of any Event of Default as to which he has such knowledge and a statement as to what the General Partner proposes to do to resolve such Event of Default;

                (d) promptly after becoming aware thereof, notice of the following: the occurrence of any material casualty loss; the occurrence of any Event of Default, the nature and period of existence thereof and the action which the Debtor proposes to take with respect thereto; any meritorious action, proceeding or claim which is not fully covered by insurance and which has been commenced or asserted against the Debtor or any of its assets, and any dispute between the Debtor and any governmental regulatory body which, in any case, would materially adversely affect the operations, business, assets or condition (financial or otherwise) of the Debtor; and

                (e) promptly after delivery or receipt thereof, copies of all material documents, notices and other papers furnished by or to the Debtor under the agreements included in the Intangible Collateral (including but not limited to copies of the quarterly reports rendered to the Debtor under the Management Agreement).

            7.12 Inspection of Books and Assets. The Debtor shall allow any
                 ------------------------------
representation of ZCC IV to visit and inspect, upon reasonable telephonic notice to the Debtor, the Debtor or any of its properties, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as ZCC IV may reasonably request.

            7.13 No Impairment. The Debtor shall not take any action which
                 -------------
will materially impair in any way the value of the Windsystem Collateral or the Intangible Collateral (provided, that the Debtor shall have no obligation to upgrade or maintain the Windsystem except to the extent covered, and in accordance with, the operations and maintenance manual supplied by Vestas Energy A/S, a Danish corporation), or operate the Windsystem contrary to the manner contemplated by the Offering Memorandum.

            7.14 Amendments to Documents. The Debtor shall not amend, modify,
                 -----------------------
change, terminate or permit to be terminated any of the agreements included in Intangible Collateral or waive any of its rights thereunder, without the prior written consent of ZCC IV (which consent shall not be unreasonably withheld) other than in the ordinary course of administering the Windsystem.

            7.15 Payment of Charges. The Debtor shall pay and discharge all
                 ------------------
taxes (other than sales taxes payable by ZCC IV with respect to the Windsystem in connection with the sale of the Windsystem to the Debtor), assessments and governmental charges or levies imposed upon it or its property or assets, prior to the date on which penalties attach thereto, and lawful claims which, if unpaid, might become a lien upon its property or assets not permitted or contemplated hereby, provided that the Debtor shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if adequate reserves with respect thereto have been set up by the Debtor.

            7.16 Permitted Liens. The Debtor shall maintain its assets and
                 ---------------
properties free and clear from any and all claims, liens, security interests, encumbrances, rights or interests of any third parties arising by, through or under the Debtor, except for the following (collectively the "Permitted Liens"):

                (a) any security interests created under this Agreement or the Deed of Trust;

                (b) liens for taxes, assessments and other governmental charges either not yet payable or being contested by the Debtor in good faith;

                (c) mechanics liens, materialmans liens or similar liens which are inchoate, or which are being contested by the Debtor in good faith and which shall either have been removed within 30 days or have been bonded against in an amount reasonably satisfactory to ZCC IV; and

                (d) other liens or encumbrances which do not arise in connection with the borrowing of money by the Debtor and which do not materially impair any of the Windsystem Collateral or the Intangible Collateral or materially interfere with the use and operation of the Windsystem, or which are specifically listed in title insurance policy exceptions approved by ZCC IV pursuant to Section 4.9.

            7.17 Location of Windsystem. The Windsystem shall at all times be
                 ----------------------
located at the Operating Site.

            7.18 Chief Executive Office. The chief executive office of the
                 ----------------------
Debtor is presently located at 112 South Curry Street, Tehachapi, California 93561. The Debtor shall give ZCC IV prompt written notice, and if at all possible at least 30 days' prior written notice, of any change in location of the Debtor's chief executive office, and in any event shall take such steps in connection with any such change as ZCC IV may reasonably require to maintain perfection of the security interests granted under this Agreement.

         8. Filings and Further Assurances.
            ------------------------------

            8.1 Filings. At the request of ZCC IV, the Debtor shall promptly
                -------
sign and deliver to ZCC IV such financing statements, fixture filings and UCC-2 forms, or forms similar thereto, all in a form acceptable to ZCC IV, as ZCC IV reasonably deems necessary to perfect and maintain perfection of the security interests granted under this Agreement.

            8.2 Further Assurances. The Debtor shall perform all acts, do all
                ------------------
things and make, execute and endorse all additional and further documents, assurances and instruments as ZCC IV may reasonably require to assure to ZCC IV the rights granted to ZCC IV under this Agreement.

         9. Events of Default and Acceleration.
            ----------------------------------

            9.1 Events of Default. The occurrence of any or all of the
                -----------------
following shall constitute an event of default (each an "Event of Default") under this Agreement:

                (a) the Debtor shall fail to pay when due any installment of principal or interest under any of the Purchase Notes, or the Debtor shall have asserted and be continuing to assert against ZCC IV any offset, defense or counterclaim in respect of any amounts owing under the Purchase Notes;

                (b) any representation of the Debtor made in this Agreement shall prove to have been untrue in any material respect when made and shall continue to be untrue and material at the time an Event of Default is declared based thereon;

                (c) the Debtor shall have breached any of the provisions of, or shall have failed to perform any of the obligations to be performed by Debtor under, Sections 6.2, 7.1, 7.2, 7.7, 7.8, 7.13, 7.14 or 7.16, which breach or failure to perform shall be continuing;

                (d) the Debtor shall fail to pay any amounts due hereunder or under any Purchase Note (other than the payment of installments of principal or interest under any Purchase Note) or breach any of the provisions of, or fail to perform any of the obligations to be performed by the Debtor under, any Section of this Agreement other than the Sections listed in paragraph (c) above, and, within 30 days after ZCC IV's written notice thereof to the Debtor, the Debtor shall have failed to cure such breach or default, or, if such breach or default is incapable of cure within 30 days, the Debtor shall fail to promptly commence and diligently proceed to cure such breach or default as promptly as possible;

                (e) the occurrence and continuance of any default (as provided specifically in Section 4.01(b) of the Deed of Trust, and which is not cured within any applicable cure period) under the Deed of Trust;

                (f) any involuntary dissolution proceeding shall be commenced against the Debtor which shall not have been dismissed within 60 days from the institution thereof; or a voluntary dissolution proceeding shall be commenced by the Debtor;

                (g) any receiver, liquidator or trustee shall be appointed for the Debtor or any substantial portion of its properties or assets which appointment shall not have been terminated within 60 days;

                (h) the Debtor shall become insolvent, or shall make a general assignment for the benefit of creditors, or shall be unable, or shall admit in writing its inability, to pay its debts as they fall due; or

                (i) any bankruptcy, reorganization or other proceeding shall be commenced by or against the Debtor under any bankruptcy, insolvency or other laws for the relief of debtors which in the case of such a proceeding commenced against the Debtor shall not have been dismissed within 60 days from the institution thereof.

            9.2 Acceleration of the Notes. Upon the occurrence and continuance
                -------------------------
of any Event of Default, ZCC IV may, by giving written notice to the Debtor, accelerate and declare immediately due and payable the outstanding principal balance of, and interest accrued thereon at the applicable rate of interest specified in the Purchase Notes, all of the Purchase Notes, and such principal and interest shall thereupon be immediately due and payable without presentment, demand, protest or notice of any other kind, all of which are hereby waived by the Debtor to the fullest extent permitted by law; provided, however, such acceleration shall occur automatically and without notice in the event of the occurrence of the Events of Default specified in paragraphs (f), (g), (h) or (i) of Section 9.1.

         10. Remedies on Default.
             -------------------

         Upon the occurrence of any Event of Default, or at any time thereafter if such Event of Default shall be continuing, ZCC IV shall have, in addition to and without limiting any other rights and remedies it may have under the Purchase Notes, this Agreement, the Deed of Trust or as may otherwise be available at law or in equity, all of the following rights and remedies, subject, however, to the limitations of Section 11:

            10.1 Rights of Secured Party. ZCC IV shall have all of the rights
                 -----------------------
and remedies of a secured party under the Commercial Code of California and, as applicable, under the Uniform Commercial Code as adopted in any other jurisdiction.

            10.2 Possession of Windsystem. ZCC IV shall have the right to take
                 ------------------------
possession of all or any part of the Windsystem, wherever located, or by appropriate proceedings, appoint a receiver to take possession thereof pending disposition and, at the option of ZCC IV, remove all or any part of the Windsystem from such location. If ZCC IV chooses to dispose of all or any part of the Windsystem at and from such location, ZCC IV may render all or any part of the Windsystem unusable pending such disposition.

            10.3 Delivery of Windsystem to ZCC IV. ZCC IV shall have the right
                 --------------------------------
to require the Debtor to assemble and deliver, at the Debtor's expense, all or any part of the Windsystem to ZCC IV at the Operating Site.

            10.4 Disposition of Windsystem by ZCC IV. ZCC IV may, without any
                 -----------------------------------
obligation to resort to other security, at any time and from time to time, but only after ZCC IV has given to the Debtor not less than ten days written, telegraphic or telex notice of its intention to dispose of all or any part the Windsystem, lease all or any part of the Windsystem on such terms and in such manner as it deems appropriate, or sell, resell, transfer, assign, dispose of, and deliver all or any part of the Windsystem at the same or different times, and all right, title and interest therein, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as ZCC IV may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 12 of this Agreement.

            10.5 Rights Related to Disposition. In connection with any
                 -----------------------------
disposition of all or any part of the Windsystem by ZCC IV, whether pursuant to judicial or non-judicial foreclosure, ZCC IV may do the following:

                (a) bid for the purchase of all or any part of the Windsystem, and by such purchase acquire absolute right, title and interest therein; and

                (b) for itself and for and on behalf of the Debtor, make and deliver to any purchaser of all or any part of the Windsystem a good and sufficient bill of sale or other evidence of transfer of all right, title and interest therein to such purchaser.

            10.6 Effect of Disposition. Any disposition of the Windsystem
                 ---------------------
pursuant to Section 10.4 shall divest all of the Debtor's right, title and interest therein, and shall perpetually bar the Debtor and its successors and assigns, and any other party claiming through any of them, from making any claims or demands with respect thereto.

            10.7 Collection of Monies. ZCC IV shall have the right to notify
                 --------------------
or require the Debtor to notify any party obligated to make payments to the Debtor (to the extent such payments are subject to the security interests granted under this Agreement) under any of the agreements included in the Intangible Collateral to make such payments directly to ZCC IV or to such special account of ZCC IV or otherwise as may be established for collection of such payments, and shall have the further right to require the Debtor to promptly turn over to ZCC IV any monies or instruments, such instruments to be appropriately endorsed over to ZCC IV, received by the Debtor as or for any such payments. For purposes only of exercising ZCC IV's rights under this
Section 10.7, the Debtor hereby authorizes ZCC IV, as the Debtor's duly constituted attorney-in-fact, to endorse any instruments payable to the Debtor and received by ZCC IV under this Section 10.7.

            10.8 Further Assurances. The Debtor shall perform all acts, do all
                 ------------------
things and make, execute and endorse all additional and further documents, assurances and instruments as ZCC IV may reasonably require to enforce its rights and remedies under this Section 10.

            10.9 Waiver of Notices, Etc. Except as to the notice of intent to
                 ----------------------
sell required under Section 10.4, the Debtor may exercise any of its rights under this Section 10 without demand, advertisement or notice (except as required by law), all of which (to the extent permitted by law) are hereby expressly waived by the Debtor.

         11. Limitations on Remedies.
             -----------------------

            11.1 Retention of Windsystem. ZCC IV may not retain (other than
                 -----------------------
pursuant to Section 10.5(a)) all or any part of the Windsystem in exchange for the release or cancellation of any or all of the Purchase Notes without the prior written consent of the Debtor.

            11.2 Return of Windsystem. In the event that ZCC IV takes
                 --------------------
possession of all or any part of the Windsystem pursuant to Section 10 and, prior to any sale or other permanent disposition thereof, or the making of any binding commitment or agreement to make such sale or permanent disposition, is paid indefeasibly by the Debtor all amounts owed by the Debtor under the Purchase Notes, this Agreement and the Deed of Trust, ZCC IV shall promptly assign to the Debtor all of its right, title and interest therein on a where is and as is basis, and permit the Debtor to retake possession.

         12. Application of Monies
             ---------------------

            12.1 Order of Application. Subject to Section 12.2, any monies
                 --------------------
received by ZCC IV upon exercising any of its rights under Section 10 shall be applied, to the extent available, first, to the payment of all costs
                                  -----
(including reasonable attorneys' fees) properly incurred by ZCC IV and allocable to enforcement and collection of amounts due under the Purchase Notes and under this Agreement; second, to the payment of accrued and unpaid
                                ------
interest under the Purchase Notes; and third, to the payment of the
                                       -----
outstanding principal balance of the Purchase Notes.

            12.2 Proceeds as to Turbines. Any proceeds realized by ZCC IV on
                 -----------------------
the disposition of any of the turbines pursuant to Section 10.4 shall be applied only to obligations under the Purchase Note issued with respect to such Turbines.

            12.3 Surplus/Deficiency. Any surplus of monies remaining after
                 ------------------
application pursuant to Section 12.1 shall be promptly paid over to the Debtor or such other persons as may be legally entitled to receive the same. In no event shall the Debtor be liable for any deficiency.

         13. Payments on Behalf of the Debtor.
             --------------------------------

         ZCC IV shall be entitled to pay such sums for the account and at the expense of the Debtor as may be necessary to cure any breaches by the Debtor which are occasioned by the failure of the Debtor to pay when due (a) the amount of premiums due under the Insurance Policies, or (b) amounts required to be paid by it pursuant to the Easement Agreement or the Management

Agreement. Debtor agrees that it will reimburse ZCC IV for such sums, together with interest thereon at a rate equal to 15% per annum from the date of payment by ZCC IV to the date of reimbursement by the Debtor, prior to the Debtor making any distribution of cash or property to its partners.

         14. Miscellaneous.
             -------------

            14.1 Assignment and Transfer to Other Parties. The Debtor shall
                 ----------------------------------------
not transfer or assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of ZCC IV. The Debtor hereby expressly agrees that ZCC IV may assign to the Lender, or any trustee for the Lender, to secure the Term Loan Note and all of the obligations of ZCC IV to the Lender in connection with the Term Loan, all of ZCC IV's right, title and interest in, to, and under the Purchase Notes, this Agreement and the Deed of Trust. The Debtor shall provide such reasonable cooperation as may be required to facilitate issuance of the Term Loan Note, which cooperation shall include, but not be limited to, the extension of reasonable representations and warranties to the Lender, or any trustee for the Lender.

            14.2 Notices. Any notice permitted or required to be given to
                 -------
either party shall be deemed to have been given upon personal delivery or on the second business day after the date of deposit in the United States mail, first-class registered or certified, postage prepaid, to the following addresses, or to such other address of which notice has been given as provided by this Section 14.2:

         To the Debtor:             Zond Windsystem Partners, Ltd. Series 85-C,
                                    a California Limited Partnership
                                            c/o  Zond Windsystems Management
                                                 Corporation V
                                            112 South Curry Street
                                            Tehachapi, California  93561
                                            Attention:  Kenneth C. Karas

         To ZCC IV:                 Zond Construction Corporation IV
                                            112 South Curry Street
                                            Tehachapi, California  93561
                                            Attention:  Kenneth C. Karas

and, until the first to occur of (a) the payment in full of all amounts due under the Purchase Notes, this Agreement and the Deed of Trust or (b) the payment in full of all amounts due to the Lender pursuant to the Term Loan Note or in connection with the Term Loan, a copy to the Lender, as and at the address designated by ZCC IV to the Debtor.

            14.3 Waiver. Neither party hereto shall be deemed to have waived
                 ------
any of its rights or remedies hereunder unless such waiver be in writing and signed by said party or its duly authorized representative, and then only to the extent specifically set forth therein. A waiver on one occasion shall not be construed as continuing or as a bar to or waiver of any right or remedy on any other occasion.

            14.4 Attorneys' Fees. If either the Debtor or ZCC IV brings any
                 ---------------
action or proceeding for the enforcement, protection or establishment of any right or remedy under this Agreement or for the interpretation of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable, as awarded by the trier of fact in such action or proceeding.

            14.5 No Partnership, Etc. Nothing in this Agreement shall be
                 -------------------
deemed to constitute the Debtor or ZCC IV a partner of, or joint venturer with, the other.

            14.6 Binding Effect. This Agreement shall be binding upon the
                 --------------
Debtor and ZCC IV and their respective permitted assignees, successors-in-interest and legal representatives.

            14.7 Governing Law. The terms and provisions of this Agreement
                 -------------
shall be construed in accordance with the laws of the State of California.

            14.8 Interpretation. The Debtor and ZCC IV agree that the terms
                 --------------
and provisions of this Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, either of them.

            14.9 Partial Invalidity. If any term or provision of this
                 ------------------
Agreement, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            14.10 Headings, References and Exhibits. The headings contained in
                  ---------------------------------
this Agreement are for purposes of reference and convenience only and shall not limit or otherwise affect the meaning of this Agreement. Unless otherwise indicated, all references to Sections are to Sections in this Agreement. All exhibits attached to this Agreement are incorporated herein by this reference.

            14.11 Number and Gender. Where appropriate, words in the singular
                  -----------------
include the plural, and vice versa, and words in any gender include the corresponding words in any other gender.

            14.12 Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

            14.13 Entire Agreement. This Agreement supersedes all previous
                  ----------------
agreements, understandings, negotiations and proposals between the Debtor and ZCC IV relating to the subject matter of this Agreement. This Agreement may not be altered or amended except by an instrument in writing signed by the Debtor and ZCC IV and, for so long as there remains unpaid any amounts due to the Lender under the Term Loan Note or in connection with the Term Loan, consented to by the Lender. The Debtor and ZCC IV each acknowledge and agree that no representation, warranty or inducement has been made to it regarding the subject matter of this Agreement which is not expressly set forth in this Agreement or the Windsystem Construction Agreement.

            14.14 Exercise of Option to Purchase Windsystem. Notwithstanding
                  -----------------------------------------
anything to the contrary contained in this Agreement, the Debtor shall not be in breach of this Agreement nor shall it constitute an Event of default if the Debtor shall sell the Windsystem to the City of Santa Clara (the "City") pursuant to the exercise by the City of its option (the "Option") to purchase the Windsystem contained in Article X of the Amended Ground Lease for Wind Park Development on the Rooney Ranch, Alameda County By and Between the City and Zond. If the City exercises the Option, the Debtor, as a mandatory prepayment, shall make prepayments on the Purchase Notes from the proceeds received by it as a result of such exercise. The amount of any such prepayment shall be allocated among the Purchase Notes in proportion to their respective then unpaid balances of principal and accrued interest. Any such prepayment shall be applied pro rata or as otherwise required by applicable tax laws or regulations to each outstanding installment so as to maintain the level payment character of the Purchase Notes.

            14.15 Termination of Interest. ZCC IV agrees that it will not
                  -----------------------
exercise any right of disposition of property in which a security interest is granted to it pursuant to this Agreement or the Deed of Trust until the occurrence and continuance of an Event of Default. ZCC IV further agrees that it will no longer have any right or interest in any property or rights granted to it pursuant to this Agreement or the Deed of Trust and the Debtor will have no further duties and obligations under this Agreement and the Deed of Trust when the Purchase Notes and any amounts owed under this Agreement and the Deed of Trust have been indefeasibly paid in full to ZCC IV, at which time this Agreement shall terminate, and ZCC IV shall, when and as requested by the Debtor, confirm such termination to the Debtor and any third party in writing and by filing appropriate UCC-2, or other similar form of, termination statements and taking such action as may be necessary to cause the full reconveyance of the Deed of Trust.

         IN WITNESS WHEREOF, the parties have executed this Purchase Note and Security Agreement by its duly authorized representatives.

Debtor                                         ZCC IV
------                                         ------

ZOND WINDSYSTEM PARTNERS,                      ZOND CONSTRUCTION CORPORATION
LTD. SERIES 85-C, a                            IV, a California
California Limited Partnership                 corporation
112 South Curry Street                         112 South Curry Street
Tehachapi, California 93561                    Tehachapi, California  93561

By its authorized General                      By /s/ Craig A. Anderson
Partner                                           ---------------------
                                                  Craig A. Anderson
                                                  Senior Vice President -
Zond Windsystems Management                       General Counsel
Corporation V, a California
corporation


By /s/ Craig A. Anderson
   ----------------------
   Craig A. Anderson,
   Senior Vice President -
   General Counsel

                                   EXHIBIT A
                                      TO
                     PURCHASE NOTE AND SECURITY AGREEMENT



Legal Description of the Operating Site:

PARCEL 1:
---------

THE SOUTH ONE-HALF OF SECTION 21, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.

EXCEPTING THEREFROM THE PAST, PRESENT AND FUTURE INTEREST RESERVED BY THE CENTRAL PACIFIC RAILROAD COMPANY IN THE GRANT DEED RECORDED NOVEMBER 19, 1883, IN BOOK 261 OF DEEDS, PAGE 184, SERIES NO. 5-7019, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE WESTERN PACIFIC RAILWAY COMPANY, A CALIFORNIA CORPORATION, RECORDED DECEMBER 7, 1905, IN BOOK 1076, OF DEEDS, PAGE 406, SERIES NO. L-1500, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO R. H. SHERMAN, RECORDED JULY 8, 1907, IN BOOK 1390 OF DEEDS, PAGE 64, SERIES NO. L-69077, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF ALAMEDA, RECORDED JANUARY 4, 1915, IN BOOK 2311 OF DEEDS, PAGE 109, SERIES NO. P-83238, ALAMEDA COUNTY RECORDS.

PARCEL 2:
---------

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY ON, OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED REAL PROPERTY FOR USE AS A ROADWAY FOR VEHICLES OF ALL KINDS, PEDESTRIANS AND ANIMALS, FOR WATER, GAS, OIL AND SEWER PIPE LINES, AND FOR TELEPHONE, ELECTRIC LIGHT AND POWER LINES, TOGETHER WITH ALL NECESSARY POLES OR CONDUITS TO CARRY SAID LINES, TO WIT:

A STRIP OF LAND 30 FEET WIDE, THE CENTER LINE OF WHICH IS DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY LINE OF THOSE LANDS CONVEYED TO ROBERTA
I. HAUGH BY DECREE OF PARTIAL DISTRIBUTION, DATED SEPTEMBER 30, 1949, RECORDED IN BOOK 5901 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT PAGE 37 THEREOF, SERIES NO. AD/66898, SAID POINT BEING ON THE SECTION LINE BETWEEN SECTION 20 AND 21, T.2S., R.3 E., M.D.B.6M., SOUTH 456 FEET FROM THE APPARENT NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 21 AS SAID CORNER IS DEFINED BY THE FENCE CORNER, THENCE NORTH 41 DEGREES 26 MINUTES WEST 492.7 FEET TO THE

SOUTHEASTERLY RIGHT OF WAY LINE OF COUNTY ROAD NO. 818, ALSO KNOWN AS ALTAMONT PASS ROAD, BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN.

PARCEL 3:
---------

THE NORTH ONE-HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.

                                   EXHIBIT B

                                PROMISSORY NOTE

$___________                                             Tehachapi, California
                                                           _____________, 1985


         FOR VALUE RECEIVED, ZOND WINDSYSTEM PARTNERS, LTD., Series 85-C, a California Limited Partnership (the "Partnership") hereby promises to pay to the order of ZOND CONSTRUCTION CORPORATION IV, a California corporation ("ZCC IV"), at 112 South Curry Street, Tehachapi, California 93561, or at such other address as may be designated by ZCC IV from time to time in writing, in lawful money of the United States of America, the principal sum of __________ Dollars ($____________), together with interest thereon as provided for below and, upon demand, all costs (including without limitation reasonable attorneys' fees) properly incurred in connection with the enforcement of, and the collection of all amounts due under, this Promissory Note.

         Simple interest shall accrue on the outstanding principal balance of this Promissory Note from and after ___________, 1985 at a rate of 10.75% per annum, computed on the basis of the actual number of days elapsed over a 360-day year.

         The Partnership promises to pay the principal amount of this Promissory Note, together with simple interest accrued at the rate set forth above on the outstanding balance of such principal amount, in thirty-two equal, semi-annual, installments, each in the amount of _______________Dollars ($__________), consisting of principal and accrued interest. The first such installment shall be paid on the six month anniversary date of the date set forth in the immediately preceding paragraph, the second such installment shall be paid on the twelve month anniversary date of the date set forth in the immediately preceding paragraph and thereafter one installment each shall be paid at six month intervals on the dates in each year commencing from the year 1987 and continuing through the year 2001 which correspond to the six month and twelve month anniversary dates of the date set forth in the immediately preceding paragraph.

         This Note has been issued and is secured pursuant to a Purchase Note and Security Agreement (the "Agreement") dated as of December 2, 1985 between the Partnership and ZCC III and is further secured by a Deed of Trust and Assignment of Rents dated as of December 2, 1985 (the "Deed of Trust") made by the Partnership in favor of ZCC IV. Upon the occurrence of an Event of Default (as defined in the Agreement) or an event of default as provided for in
Section 4.01 of the Deed of Trust, the same not having been cured during any applicable cure period provided for in the Agreement or the Deed of Trust, ZCC IV may, at its election, declare all unpaid principal of, and all unpaid interest accrued under, this Promissory Note to be immediately due and payable, and, in the event such amounts are not immediately paid upon demand therefor, ZCC IV may exercise its rights as a secured party under the Agreement and/or as the beneficiary under the deed of Trust, to foreclose on the security interests granted to ZCC IV under the Agreement and/or the Deed of Trust. This Promissory Note shall be without recourse to the Partnership, and in the event of any failure by the Partnership to pay any amount when due or payable (at the stated time of maturity or upon acceleration or otherwise) under this Promissory Note, ZCC IV's sole recourse shall be to the security provided for with respect to this Promissory Note in the Agreement and the Deed of Trust and the Partnership shall in no event be personally liable under this Promissory Note.

         This Promissory Note is subject to mandatory prepayment in accordance with the provisions of the Agreement. Except for any such mandatory prepayments, no prepayments of principal or interest shall be permitted during the five-year period commencing from the date of issuance of this Promissory Note. After the expiration of such five-year period, prepayments of principal may be made at any time provided that such prepayment is accompanied by payment of all accrued interest thereon and by additional payment of a premium calculated by multiplying the outstanding balance of principal immediately prior to such prepayment by a percentage equal to the product of (a) 10.75% and (b) the applicable fraction set forth below next to the specified anniversary date of the date of issuance of this Promissory Note which immediately precedes the date on which any such prepayment is made:

              Anniversary Date                Applicable Fraction
              ----------------                -------------------

                   6th                              10/15
                   7th                               9/15
                   8th                               8/15
                   9th                               7/15
                  10th                               6/15
                  11th                               5/15
                  12th                               4/15
                  13th                               3/15
                  14th                               2/15
                  15th                               1/15
                  16th and after                        0

Any optional prepayment shall be applied against payments due under this Promissory Note in reverse order of maturity.

         All payments to be made under this Promissory Note shall be unconditional, and shall not be subject to offset, defense or counterclaim until all amounts payable under this Promissory Note have been paid in full.

         The Partnership hereby waives presentment, demand, protest or notice of any kind in connection with this Promissory Note, except to the extent such waiver is not permitted by law.

         This Promissory Note shall be construed in accordance with and governed by the laws of the State of California.

112 South Curry Street     ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C
Tehachapi, CA  93561        a California Limited Partnership

                            By its General Partner:

                            ZOND WINDSYSTEMS MANAGEMENT
                            CORPORATION V,
                            A California corporation


                            By
                               ----------------------
                               Name:  Craig A. Anderson,
                               Title: Senior Vice President - General Counsel

                                   EXHIBIT C

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Zond Construction Corporation IV
c/o Zond Systems, Inc.
17752 Skypark Circle
Suite 150
Irvine, California 92714

Attention:  Craig A. Anderson, Esq.


                     DEED OF TRUST AND ASSIGNMENT OF RENTS
                     -------------------------------------

         THIS DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 2nd day of December, 1985, by ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C, A CALIFORNIA LIMITED PARTNERSHIP ("Trustor"), to TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, as trustee ("Trustee"), for the benefit of ZOND CONSTRUCTION CORPORATION IV, a California corporation ("Beneficiary").

I.       GRANT AND OBLIGATIONS SECURED
         -----------------------------

         A. Grant
            -----

            1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled including without limitation all right, title, and interest of Trustor in and to the Wind Park Easement Agreement dated as of November 4, 1985 (the "Wind Park Easement Agreement") between Beneficiary and Zond Systems, Inc., a California corporation ("Zond"), as it relates to that certain real property situated in Alameda County, California, defined in the Wind Park Easement Agreement as the "Property" and described in Exhibit A
                                                                ---------
attached hereto and made a part hereof ("Land").

         B. Obligations Secured
            -------------------

            1.02. The grant, transfer and assignment made in Paragraph 1.01 is for the purpose of securing:

                           (a) Payment of that non-recourse promissory note of
                  even date herewith with an original principal amount of $________ ("Purchase Note") by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of November 4, 1985 (the "Windsystem Construction Agreement"): certain property (collectively the "Windsystem") more specifically described in paragraphs (a), (b) and (c) of Section 2.2 of the Security Agreement (as defined in the next sentence) including without limitation up to 200 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 20MW power substation. The Purchase Note is also secured by security interests granted by Trustor to Beneficiary in certain property of Trustor pursuant to a Purchase Note and Security Agreement dated as of December 2, 1985 ("Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party.

                           (b) Payment of any other non-recourse promissory
                  note made by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of any portion of the Windsystem purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement when such other non-recourse promissory note (also called a "Purchase Note" in this Deed of Trust) recites that it is secured by this Deed of Trust and certain security interests as provided in the Security Agreement.

                           (c) Any sums due to Beneficiary by Trustor pursuant
                  to any of the terms of this Deed of Trust.

II.      COVENANTS OF TRUSTOR
         --------------------

         A. Wind Park Easement Agreement
            ----------------------------

            2.01 Trustor agrees that:

                 (a) It shall keep and perform each and every material
            obligation of Trustor in the Wind Park Easement Agreement, including without limitation the payment of all royalty payments owed by it under the Wind Park Easement Agreement. If Trustor is in default under Section 9.1.1 or Section 9.1.2 of the Wind Park Easement Agreement and such default is not otherwise cured by Trustor, Beneficiary may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default, Beneficiary being authorized to utilize all right, title and interest of Trustor in and to the Wind Park Easement Agreement for such purposes, consistent with the conditions of Paragraph
            6.02. Trustor, immediately on demand, shall pay to Beneficiary all costs of Beneficiary incurred in curing any such default.

                 (b) It shall give immediate notice to the then holder of this
            Deed of Trust (other than Beneficiary) of any receipt by Trustor of any notice from Beneficiary of an event of default by Trustor pursuant to Section 9.1.1 or 9.1.2 of the Wind Park Easement

            Agreement or of any notices which Trustor may receive from Zond under Section 12 of the Wind Park Easement Agreement.

                 (c) The obligations of Trustor under this Deed of Trust shall be deemed to be in addition to Trustor's obligation with respect to similar obligations contained in the Wind Park Easement Agreement, and the inclusion in this Deed of Trust of any obligations relating to similar obligations contained in the Wind Park Easement Agreement shall not restrict or limit Trustor's duties to keep and perform promptly all of its obligations under the Wind Park Easement Agreement; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the omitting to take any action by Trustor or Beneficiary which would cause Trustor to be in default under Section 9.1.1 or
            9.1.2 of the Wind Park Easement Agreement.

                 (d) So long as this Deed of Trust is in effect, there shall be no merger of the Wind Park Easement Agreement or any interest therein nor of the estate created thereby with the fee interest in the Land by reason of the fact that the Wind Park Easement Agreement or such interest therein or such estate may be held directly or indirectly by or for the account of any person who shall hold any other dominant estate in the Land, and Trustor and Beneficiary agree that the holding of the Wind Park Easement Agreement or of such interest or estate by the same person shall not result in a merger of the Wind Park Easement Agreement or of such interest or estate. In the event Trustor acquires an interest in any estate, title or interest in the Land other than its interest in the Wind Park Easement Agreement, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other estate, title or interest so acquired, and such interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and be covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may, in the opinion of Beneficiary, be required to carry out the intent of this subparagraph (d).

                 (e) No surrender (except a surrender upon the expiration of the stated term of the Wind Park Easement Agreement) by Trustor of its right, title and interest in and to the Wind Park Easement Agreement, or any portion thereof or of any interest therein, and no termination of the Wind Park Easement Agreement by Trustor (except as provided in the Wind Park Easement Agreement) shall be valid or effective, and neither Trustor's right, title and interest in and to the Wind Park Easement Agreement nor the terms thereof may be assigned, amended, modified, or subordinated to any mortgage, easement, right of way, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as the lien of this Deed of Trust is in effect.

                 (f) If the Wind Park Easement Agreement is for any reason
            whatsoever terminated prior to the expiration of its stated term and, if pursuant to any provision of the Wind Park Easement Agreement or otherwise, Trustor shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the terminated Wind Park Easement Agreement, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other new easement or right of way and/or other rights so acquired, and such new easement or right of way and/or other rights shall, shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and be covered by this Deed of Trust.

                 (g) If the Wind Park Easement Agreement is for any reason
            whatsoever terminated prior to the expiration of its stated term and, if pursuant to any provision of the Wind Park Easement Agreement or otherwise, Beneficiary or its designee shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the terminated Wind Park Easement Agreement, Trustor shall have no right, title or interest in or to such new estate created thereby.

            2.02 Trustor shall not commit any violation of any law, ordinance, rule, regulation or other of any governmental authority having jurisdiction over Trustor's right, title and interest in and to the Wind Park Easement Agreement.

         B. Payments
            --------

            2.03 Trustor shall pay the principal, interest and other charges due under each and every Purchase Note according to its terms.

            2.04 Trustor shall pay immediately after expenditure, all sums expended or expended or expenses properly incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust.

         C. Rents
            -----

            2.05 For so long as any amounts due under any Purchase Note remain unpaid and as additional security, Trustor gives and confers upon Beneficiary the right, power and authority to collect all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and in interest in and to the Wind Park Easement Agreement; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable. When such an Event of Default in respect of Trustor has occurred and is continuing, Beneficiary may at any time, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction, and without regard to the adequacy of any security for the obligations secured by this Deed of Trust, sue for or otherwise collect such income, rents, issues and profits (including any past due and unpaid) and apply that collected, less costs of collection including reasonable attorney's fees, against the obligations secured by this Deed of Trust in such order as Beneficiary may determine. It is understood and agreed that neither the foregoing assignment of income, rents, issues and profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph 2.05 or Paragraph 3.01 shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to Trustor's right, title and interest in and to the Wind Park Easement Agreement or the use or enjoyment of Trustor's right, title and interest in and to the Wind Park Easement Agreement, subject to the conditions of Paragraph 6.02.

         D. Other Covenants
            ---------------

            2.06 Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence or continue the lien of this Deed of Trust.

            2.07 Trustor agrees to pay all reasonable attorney's fees, costs and expenses in connection with any proper action and/or actions which may be brought, upon the occurrence of an Event of Default, for the foreclosure of this Deed of Trust, and/or for possession of Trustor's right, title and interest in and to the Wind Park Easement Agreement, and/or for appointment of a receiver, and/or for the enforcement as provided in this Deed of Trust of any covenant or right in this Deed of Trust.

III. CERTAIN RIGHTS OF BENEFICIARY
     -----------------------------

            3.01 Should an event of Default have occurred and be continuing, then Beneficiary may, after notice to and demand upon Trustor, without releasing Trustor from any such Event of Default and without waiving Beneficiary's right to declare an Event of Default or impairing any declaration of such Event of

Default or election to cause Trustor's right, title and interest in and to the Wind Park Easement Agreement to be sold or any sale proceeding predicated thereon:

                 (a) Make or do the same in such manner and to such extent as
            Beneficiary may deem reasonably necessary to protect the security of this Deed of Trust, Beneficiary being authorized to use, enter upon and take possession of Trustor's right, title and interest in and to the Wind Park Easement Agreement for such purpose consistent with the conditions of Paragraph 6.02; and

                 (b) Commence, appear in and/or defend any action or
            proceeding purporting to affect the security of this Deed of Trust, the interests, rights, powers and/or duties of Beneficiary under this Deed of Trust, whether brought by or against Trustor or Beneficiary.

Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph 3.01.

IV.      DEFAULTS AND REMEDIES
         ---------------------

         A. Defaults
            --------

            4.01 An Event of Default under this Deed of Trust shall occur if any of the following events shall occur and be continuing:

                 (a) There occurs an Event of Default as defined and specified in Section 9.1 of the Security Agreement.

                 (b) Trustor fails to perform any of its obligations under
            this Deed of Trust, and, within 30 days after Beneficiary's written notice thereof to Trustor, Trustor shall not have cured such failure or, if such failure is incapable of cure within 30 days, Trustor shall not promptly commence and diligently proceed to cure such failure as promptly as possible.

         B. Remedies
            --------

            4.02 In the event of any event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Wind Park Easement Agreement to be sold, which notice Trustee shall cause to be duly filed for record. Should

Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Purchase Notes and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the right, title and interest of Truster in and to the Wind Park Easement Agreement at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Wind Park Easement Agreement so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Wind Park Easement Agreement. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interests or estates.

            4.03 Beneficiary, from time to time before Trustee's sale, may rescind any such notice of default and of election to cause the right, title and interest of Trustor in and to the Wind Park Easement Agreement to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any such prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of default, and of election to cause the right, title and interest of Trustor in and to the Wind Park Easement Agreement to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of this Deed of Trust or any of the rights, obligations or remedies under this Deed of Trust of Beneficiary or Trustee or Trustor.

            4.04 After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the first Purchase Note at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto.

            4.05 Beneficiary and Trustee shall not exercise any right of disposition of the right, title and interest of Trustor in and to the Wind Park Easement Agreement until the occurrence and continuance of an Event of Default.

            4.06 If Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of this Deed of Trust or otherwise realize upon the same upon the occurrence and continuance of an Event of Default, at its option, either before or concurrently herewith or after a sale is made under this Deed of Trust, and may apply the proceeds upon the indebtedness secured by this Deed of Trust without affecting the status of or waiving any right to exhaust all or any other security, including the security under this Deed of Trust, and without waiving any Event of Default or any right or power whether exercised under this Deed of Trust or contained in this Deed of Trust or in any such other security.

            4.07 No remedy in this Deed of Trust conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given under this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

V.       SUBORDINATE NATURE OF THIS DEED OF TRUST
         ----------------------------------------

            5.01 This Deed of Trust, the lien created by this Deed of Trust, and any rights granted to Beneficiary under this Deed of Trust are expressly made subject and subordinate to (1) that certain Amended Ground Lease For Wind Park Development on the Rooney Ranch, Alameda County (the "Ground Lease") between the City of Santa Clara, California, as Lessor, and Zond, as Lessee, and pertaining to the Land; (ii) that certain Lease Agreement dated December 20, 1982 (the "Grazing Lease") between the City, as Lessor, and Sylvain T. Rooney and Dennis M. Rooney, as Lessee, and pertaining to the Land; (iii) that certain Sublease Agreement dated June 30, 1985 (the "Sublease") between Santa Clara Wind Leasing, Inc., a California corporation (formerly known as Wind Developers, Inc.), as sublessor, and Wismer Becker Contracting Engineers, a California corporation (doing business as Atkinson Mechanical Contracting Co.), as sublessee, and pertaining to a portion of the Land; and (iv) all other matters of record at the time of recordation of this Deed of Trust.

            5.02 This Deed of Trust is not intended to be, shall not be, and shall not be construed to be, a lien upon the Ground Lease, Grazing Lease or Sublease.

VI.      MISCELLANEOUS PROVISIONS
         ------------------------

            6.01 By accepting payment of any sum secured by this Deed of Trust after its due date or in an amount less than the sum due, Beneficiary does not waive its rights to require prompt payment when due of all other sums so secured or to declare an Event of Default as provided in this Deed of Trust in the event sums due are only partially paid.

            6.02 Trustor authorizes Beneficiary and its agents, employees or workmen, to use and enter at any reasonable time any part of Trustor's right, title and interest in and to the Wind Park Easement Agreement for the purposes of inspecting the same and of performing any of the acts Beneficiary is authorized to perform under this Deed of Trust. Such use, entry and performance shall be consistent with the terms of the Wind Park Easement Agreement and any other agreements affecting the Wind Park Easement Agreement or the Land including without limitation those to which Beneficiary or any of its affiliates are a party.

            6.03 This Deed of Trust applies to, inures to the benefit of, and binds Beneficiary, Trustee, Trustor and their respective heirs, legatees, devisees, administrators, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Purchase Notes, whether or not named as Beneficiary in this Deed of Trust. Trustor hereby consents to Beneficiary's assignment of this Deed of Trust and Beneficiary's right, title and interest hereunder to any lender as security for any loans made by such lender to Beneficiary. When ever the context so requires in this Deed of Trust, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

            6.04 Trustee, upon presentation to it of any affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor in its obligations under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act under this Deed of Trust in complete reliance thereon.

            6.05 If any provision of this Deed of Trust should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust. Unless otherwise indicated, all references to paragraphs are to paragraphs in this Deed of Trust.

            6.06 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

            6.07 Trustee shall be under no obligation to notify Beneficiary or Trustor of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

            6.08 Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in Alameda County, California, substitute a successor or successors for Trustee named herein or acting under this Deed of Trust.

            6.09 All notices under this Deed of Trust shall be deemed to have been duly given if mailed by the United States registered or certified mail, with return receipt requested, postage prepaid to the following addresses (or to such other addresses as shall be given in writing by any party to the others) and shall be deemed completed upon any such mailing:

                To Trustor:               Zond Windsystem
                                          Partners, Ltd. Series 85-C,
                                          a California Limited Partnership
                                          c/o Zond Windsystems Management
                                             Corporation V
                                          112 South Curry Street
                                          Tehachapi, California  93561

                                          Attention: Kenneth C. Karas

                To Beneficiary:           Zond Construction Corporation IV
                                          112 South Curry Street
                                          Tehachapi, California  93561

                                          Attention: Kenneth C. Karas

In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, partner, or an officer or director of a corporation which is or is part of the party being served hereunder.

            6.10 Trustor requests that a copy of any notice of default and of any notice of sale under this Deed of Trust be mailed to Trustor at its address determined in accordance with Paragraph 6.09.

            6.11 Beneficiary and Trustee shall have no right or interest in the right, title and interest of Trustor in and to the Wind Park Easement Agreement when the obligations secured by this Deed of Trust have been indefeasibly repaid or performed. Upon written request of Beneficiary stating that all sums secured by this Deed of Trust have been paid and upon surrender to Trustee of this Deed of Trust and the Purchase Notes for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without any covenant or warranty, express or implied, the right, title and interest of

Trustor in and to the Wind Park Easement Agreement then held by Trustee under this Deed of Trust. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

            6.12 By acceptance of this Deed of Trust, Beneficiary agrees that, in the event of any Event of Default by Trustor under this Deed of Trust or any event of default under the Purchase Notes or the Security Agreement, Beneficiary's sole recourse shall be to the security granted in this Deed of

Trust and in the Security Agreement and Trustor shall in no event be personally liable under the Purchase Notes, the Security Agreement or this Deed of Trust.

            6.13 This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day first written above.

                                    ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C,
                                    A CALIFORNIA LIMITED PARTNERSHIP


                                    By its general partner:

                                    Zond Windsystems Management Corporation V, a California corporation



                                    By /s/ Craig A. Anderson
                                       ---------------------
                                       Name:  Craig A. Anderson
                                       Title: Senior Vice President -
                                              General Counsel



STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF ORANGE        )
          ------

         On December 11, 1985, before me, the undersigned, a Notary Public in
                     --
and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President - General Counsel of Zond Windsystems Management Corporation V, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-C, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

                  WITNESS my hand and official seal.


Signature /s/ Laurie H. Nathanson                        [SEAL]
          ------------------------

                                   EXHIBIT A
                                      TO
                     DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of the "Property" and the "Land":

PARCEL 1:
---------

THE SOUTH ONE-HALF OF SECTION 21, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.

EXCEPTING THEREFROM THE PAST, PRESENT AND FUTURE INTEREST RESERVED BY THE CENTRAL PACIFIC RAILROAD COMPANY IN THE GRANT DEED RECORDED NOVEMBER 19, 1883, IN BOOK 261 OF DEEDS, PAGE 184, SERIES NO. 5-7019, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE WESTERN PACIFIC RAILWAY COMPANY, A CALIFORNIA CORPORATION, RECORDED DECEMBER 7, 1905, IN BOOK 1076, OF DEEDS, PAGE 406, SERIES NO. L-1500, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO R. H. SHERMAN, RECORDED JULY 8, 1907, IN BOOK 1390 OF DEEDS, PAGE 64, SERIES NO. L-69077, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF ALAMEDA, RECORDED JANUARY 4, 1915, IN BOOK 2311 OF DEEDS, PAGE 109, SERIES NO. P-83238, ALAMEDA COUNTY RECORDS.

PARCEL 2:
---------

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY ON, OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED REAL PROPERTY FOR USE AS A ROADWAY FOR VEHICLES OF ALL KINDS, PEDESTRIANS AND ANIMALS, FOR WATER, GAS, OIL AND SEWER PIPE LINES, AND FOR TELEPHONE, ELECTRIC LIGHT AND POWER LINES, TOGETHER WITH ALL NECESSARY POLES OR CONDUITS TO CARRY SAID LINES, TO WIT:

A STRIP OF LAND 30 FEET WIDE, THE CENTER LINE OF WHICH IS DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY LINE OF THOSE LANDS CONVEYED TO ROBERTA
I. HAUGH, BY DECREE OF PARTIAL DISTRIBUTION, DATED SEPTEMBER 30, 1949, RECORDED IN BOOK 5901 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT PAGE 37 THEREOF, SERIES NO. AD/66898, SAID POINT BEING ON THE SECTION LINE BETWEEN
SECTION 20 AND 21, T.2S., R.3 E., M.D.B.6M., SOUTH 456 FEET FROM THE APPARENT NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 21 AS SAID CORNER IS DEFINED BY THE FENCE CORNER, THENCE NORTH 41 DEGREES 26 MINUTES WEST 492.7

                                   EXHIBIT A

FEET TO THE SOUTHEASTERLY RIGHT OF WAY LINE OF COUNTY ROAD NO. 818, ALSO KNOWN AS ALTAMONT PASS ROAD, BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN.

PARCEL 3:
---------

THE NORTH ONE-HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.

                                   EXHIBIT A

                                   EXHIBIT D
                                      TO
                     PURCHASE NOTE AND SECURITY AGREEMENT


I.       PRIMARY-SYSTEMS PERFORMANCE POLICY
         (I)  California Union Insurance Company
              Policy #ZPM017468

II.      EXCESS-SYSTEMS PERFORMANCE POLICY
         (I)  California Union Insurance Company
              (HAFNIA)
              Policy #ZPM018487

         (II) National Union Fire Insurance Company
              Policy #D7292751

III.     PRIMARY-"ALL RISK" PROPERTY DAMAGE POLICY
         (I)  Continental Insurance Company
              Policy #SFP2980475

IV.      PRIMARY-GENERAL LIABILITY POLICY
         (I)  Hartford Insurance Company
              Policy #83UENPF1765

V.       EXCESS-GENERAL LIABILITY POLICY
         (I)  International Insurance Company
              Policy #5234125869

         (II) National Surety corporation
              Policy #XLX1735756

         No present or future holder of Superior Indebtedness shall be prejudiced in its right to enforce subordination of this Subordinated Note by any act or failure to act on the part of the Partnership or by any act (including without limitation any surrender, release or discharge in whole or in part of any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind securing such Superior Indebtedness) or failure to act on the part of such holder or any trustee for such holder. The foregoing provisions are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand, and the holder hereof on the other hand and nothing herein shall impair, as between the Partnership and the holder hereof, the obligation of the Partnership, which is unconditional and absolute, to pay to the holder hereof the principal hereof in accordance with the terms hereof, nor shall anything herein prevent the holder hereof from exercising all remedies otherwise permitted by applicable law in respect hereof, subject to the rights, if any, under this Subordinated Note of holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder hereof and all amounts which the holder hereof would be entitled to retain by reasons of setoff or counterclaim in respect of any obligations of the holder hereof to the Partnership against the obligations of the Partnership under this Subordinated Note.

         The holder hereof will look solely to the assets of the Partnership for satisfaction of the obligations of the Partnership on this Subordinated Note.

         This Subordinated Note shall be governed by and construed in accordance with the laws of the State of California.


                                 ZOND WINDSYSTEM PARTNERS, LTD.
                                     SERIES 85-C



                                 By  ZOND WINDSYSTEMS MANAGEMENT
                                     CORPORATION V, its General Partner



                                      By ___________________________
                                         Title: